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                                                                    EXHIBIT 99.1

                                     PROXY

                            DEVON ENERGY CORPORATION

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Devon Energy Corporation, a Delaware corporation, hereby nominates and appoints J. Larry Nichols and Marian J. Moon, or either one of them, with full power of substitution, as true and lawful agents and proxies to represent the undersigned and to vote all shares of stock of Devon Energy Corporation owned by the undersigned in all matters coming before the Special Meeting of Stockholders (or any adjournment thereof) of Devon Energy Corporation to be held at the Renaissance Oklahoma City Hotel, Ten North Broadway, Oklahoma
City, Oklahoma, on           , 2001, at      a.m., local time. The Board of
Directors recommends a vote "FOR" the matter set forth on the reverse side.

    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

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SEE REVERSE           CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SEE REVERSE
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                                  DETACH HERE

VOTE BY TELEPHONE

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683).

FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS AND PROXY CARD.

2. CALL THE TOLL-FREE NUMBER
   1-877-PRX-VOTE (1-877-779-8683).

3. ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4. FOLLOW THE RECORDED INSTRUCTIONS.

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!

VOTE BY INTERNET

It's fast, convenient, and your vote is immediately confirmed and posted.

FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS AND PROXY CARD.

2. GO TO THE WEB SITE
   http://www.eproxyvote.com/dvn

3. ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4. FOLLOW THE INSTRUCTIONS PROVIDED.

YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/dvn anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET
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WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED BELOW
BY THE STOCKHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED "FOR" THE MATTER LISTED BELOW.

1. Approve the issuance of Devon Energy Corporation common stock in the merger contemplated by the Agreement and Plan of Merger, dated as of August 13, 2001, by and among Devon Energy Corporation, Devon NewCo Corporation and Mitchell Energy & Development Corp., as it may be amended from time to time.

                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN
2. Other matters: In their discretion, to vote with respect to any other matters that may come before the meeting or any adjournment thereof, including matters incident to its conduct.

                        MARK HERE IF YOU PLAN TO ATTEND THE MEETING  [ ]

                      MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]
                                                 Please sign exactly as your
                                                 name appears at left,
                                                 indicating your official
                                                 position or representative
                                                 capacity, if applicable. If
                                                 shares are held jointly, each
                                                 owner should sign.

                                                 Signature:
                                                 -------------------------------

                                                 Date
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                                                 Signature:
                                                 -------------------------------

                                                 Date
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